SCHEDULE 14C INFORMATION

               Information Statement Pursuant to Section 14(c) of
                      the Securities Exchange Act of 1934

Check  the  appropriate  box:

/X/  Preliminary Information Statement

/ / Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

/ /  Definitive Information Statement

                            NEW CENTURY ENERGY CORP.
                            ------------------------
                (Name of Registrant As Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required

/ /  Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11

     (1)  Title  of  each  class  of  securities  to  which transaction applies:

     (2)  Aggregate  number  of  securities  to  which  transaction  applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed  maximum  aggregate  value  of  transaction:

     (5)  Total  fee  paid:

/ /  Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount  Previously  Paid:
     (2)  Form,  Schedule  or  Registration  Statement  No.:
     (3)  Filing Party:
     (4)  Date  Filed:

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                            NEW CENTURY ENERGY CORP.
                           5851 SAN FELIPE, SUITE 775
                              HOUSTON, TEXAS 77057

     NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
     To be held on June 12, 2006

To  the  stockholders  of  New  Century  Energy  Corp.:

     Notice is hereby given of a special meeting of shareholders of New Century Energy Corp. (the "Company") to be held on June 12, 2006 at 12:00 P.M. C.S.T. at the Company's office at 5851 San Felipe, Suite 775, Houston, Texas 77057, for the following purposes:

     1. To approve the filing of Articles of Amendment to our Articles of Incorporation. The Board of Directors recommends that you approve Articles of Amendment to our Articles of Incorporation to authorize 200,000,000 shares of common stock, $0.001 par value per share and reauthorize 20,000,000 shares of preferred stock, $0.001 par value per share.

     Common  stockholders  of record on the close of business on          , 2006
are
entitled to notice of the meeting. All stockholders are cordially invited to attend the meeting in person.

                                    By Order of the Board of Directors,

                                   /s/  Edward  R.  DeStefano
                                   --------------------------
                                   Edward  R.  DeStefano
                                   Director

          ,  2006
---------

                            NEW CENTURY ENERGY CORP.
                           5851 SAN FELIPE, SUITE 775
                              HOUSTON, TEXAS 77057

                             INFORMATION STATEMENT
                                         , 2006
                                --------

     This Information Statement is furnished by the Board of Directors of New Century Energy Corp. (the "Company") to provide notice of a special meeting of stockholders of the Company which will be held on June 12, 2006 at 12:00 P.M. CST at at the Company's office at 5851 San Felipe, Suite 775, Houston, Texas 77057.

     The  record  date  for  determining  stockholders  entitled to receive this
Information Statement has been established as the close of business on _________, 2006 (the "Record Date"). This Information Statement will be first
mailed  on  or  about          ,  2006 to stockholders of record at the close of
business  on  the  Record  Date.  As  of the Record Date, there were outstanding shares of the Company's Common Stock and no shares of the Company's Preferred Stock. The holders of all outstanding shares of Common Stock are entitled to one vote per share of Common Stock registered in their names on the books of the Company at the close of business on the Record Date.

     The presence at the special meeting of the holders of a majority of the outstanding shares of Common Stock entitled to vote at the special meeting is necessary to constitute a quorum. The Board of Directors is not aware of any matters that are expected to come before the special meeting other than the matters referred to in this Information Statement.

     The matters scheduled to come before the special meeting require the approval of a majority of the votes cast at the special meeting. Mr. Edward R. DeStefano (the "Majority Shareholder") beneficially owns 37,500,000 shares, or % of our Common Stock, which account for approximately _____% of our voting shares and will therefore be able to approve the matters presented in this Information Statement. The Company is not soliciting your vote as the Majority Shareholder already has the vote in hand.

     WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

                                   PROPOSAL 1

               ARTICLES OF AMENDMENT TO ARTICLES OF INCORPORATION
                 TO AUTHORIZE 200,000,000 SHARES OF COMMON STOCK

WHAT IS THE MAJORITY SHAREHOLDER APPROVING?

     Our Majority Shareholder will approve Articles of Amendment to our Articles of Incorporation to authorize 200,000,000 shares of common stock, $0.001 par value per share ("Common Stock") and reauthorize 20,000,000 shares of preferred stock, $0.001 par value per share ("Preferred Stock").

     The Articles of Amendment will additionally state that shares of Preferred Stock of the Company may be issued from time to time in one or more series, each of which shall have such distinctive designation or title as shall be determined by the Board of Directors of the Company ("Board of Directors") prior to the issuance of any shares thereof. Preferred Stock shall have such voting powers, full or limited, or no voting powers, and such preferences and relative, participating, optional or other special rights and such qualifications, limitations or restrictions thereof, as shall be stated in such resolution or resolutions providing for the issue of such class or series of Preferred Stock as may be adopted from time to time by the Board of Directors prior to the issuance of any shares thereof. The number of authorized shares of Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the voting power of all the then outstanding shares of the capital stock of the Company entitled to vote generally in the election of the directors (the "Voting Stock"), voting together as a single class, without a separate vote of the holders of the Preferred Stock, or any series thereof, unless a vote of any such holders is required pursuant to any Preferred Stock Designation.

     Upon approval, the Board of Directors will instruct the officers to file as soon as practicable Articles of Amendment with the Colorado Secretary of State in a form substantially similar to the attached Appendix A to affect the amendment (the "Amendment").

WHAT IS THE PURPOSE OF THE AMENDMENT?

     The Amendment increases the amount of authorized Common Stock and is necessary to have enough shares of Common Stock authorized for the issuance of Laurus Master Fund, Ltd.'s ("Laurus") shares of Common Stock issued in connection with the conversion of Laurus' Secued Convertible Term Note and exercise of Laurus' Common Stock Purchase Warrant and LAurus's Option issued in June 2005 and in December 2005, described and defined below. Additionally, the Amendment is intended to enhance flexibility in the event the Board of Directors determines that it is necessary or appropriate to raise additional capital through the sale of securities, to acquire other companies or their businesses or assets, to establish strategic relationships with corporate partners, or to attract or to retain and motivate key employees.

     On June 30, 2005, we entered into a Securities Purchase Agreement with Laurus whereby we sold a Secured Convertible Term Note in the principal amount of fifteen million dollars ($15,000,000) to Laurus, which is convertible into an aggregate of 24,193,548 shares of our Common Stock at a conversion price of $0.62 per share; issued Laurus a Common Stock Purchase Warrant to purchase up to 7,258,065 shares of Common Stock at $0.80 per share; issued an Option to Laurus to purchase up to 10,222,784 shares of our Common Stock at an exercise price of

$0.001 per share, of which a portion has been exercised by Laurus to purchase 3,675,000 shares of our common stock in consideration for $3,675. In December 2005, we issued Laurus an additional Option to purchase up to 5,061,392 shares of common stock at an exercise price of $0.001 per share.

WHAT VOTE IS REQUIRED FOR RATIFICATION?

     The vote of a majority of the Company's shares eligible to vote at the Company's special meeting of shareholders is required to approve the Amendment to our Articles of Incorporation. Since our Majority Shareholder can vote a majority of our outstanding shares, our Majority Shareholder will approve the Amendment to our Articles of Incorporation as set forth above. Therefore, no further shareholder approval is sought.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" APPROVAL OF THE AMENDMENT TO OUR ARTICLES OF INCORPORATION.












                  [Remainder of page left intentionally blank.]

OTHER MATTERS

     The Board of Directors does not intend to bring any other matters before the special meeting of shareholders and has not been informed that any other matters are to be presented by others.

                        INTEREST OF CERTAIN PERSONS IN OR
                     OPPOSITION TO MATTERS TO BE ACTED UPON

     (a) No officer or director of the Company has any substantial interest in the matters to be acted upon, other than his role as an officer or director of the Company.

     (b) No director of the Company has informed the Company that he intends to oppose the action taken by the Company set forth in this information statement.

                          PROPOSALS BY SECURITY HOLDERS

No security holder has requested the Company to include any proposals in this information statement.

                           COMPANY CONTACT INFORMATION

All inquires regarding our Company should be addressed to our Company's principal executive office:

NEW CENTURY ENERGY CORP.
5851 San Felipe, Suite 775
Houston, Texas 77057
Attention:  Edward R. DeStefano,
President


                                    By  Order  of  the  Board  of  Directors

                                    /s/  Edward  R.  DeStefano
                                    --------------------------
                                    Edward  R.  DeStefano
                                    Director
          ,  2006
----------

                                   APPENDIX A

                              ARTICLES OF AMENDMENT
    filed pursuant to Sec.7-90-301, et seq. and Sec.7-110-106 of the Colorado
                            Revised Statutes (C.R.S.)

ID number:                                     20031402340
                                               -----------
1.   Entity  name:
                                               ----------------------
                                              (If changing the name of the
                                               corporation, indicate name BEFORE
                                               the name change)

2.   New  Entity  name:
     (if  applicable)

                                               New Century Energy Corp.
                                               ------------------------

3.   Use of Restricted Words (if any of
     these Terms are contained in an               "bank" or "trust" or any
                                               ----
     entity name, true derivative                  "credit union"      "savings
                                               ----               ----
     thereof name of an entity, trade              "insurance", "casualty",
                                               ----
     name or trademark and loan" stated       "mutual", or "surety
     in this document, make the
     applicable  selection):

4.   Other  amendments,  if  any,  are  attached.

5. If the amendment provides for an exchange, reclassification or cancellation of issued shares, the attachment states the provisions for implementing the amendment.

6.   If  the  corporation's  period  of  duration
     as  amended  is  less  than  perpetual,  state
     the  date  on  which  the  period  of  duration
     expires:
                                                  ----------------
                                                  (mm/dd/yyyy)
OR

     If  the corporation's period of duration as amended is perpetual, mark this
     box:    X
            ---

7.   (Optional)  Delayed  effective  date:        November 1, 2004
                                                  ----------------
                                                    (mm/dd/yyyy)

Notice:

Causing this document to be delivered to the secretary of state for filing shall constitute the affirmation or acknowledgment of each individual causing such delivery, under penalties of perjury, that the document is the individual's act and deed, or that the individual in good faith believes the document is the act and deed of the person on whose behalf the individual is causing the document to be delivered for filing, taken in conformity with the requirements of part 3 of article 90 of title 7, C.R.S., the constituent documents, and the organic statutes, and that the individual in good faith believes the facts stated in the document are true and the document complies with the requirements of that Part, the constituent documents, and the organic statutes.

This perjury notice applies to each individual who causes this document to be delivered to the secretary of state, whether or not such individual is named in the document as one who has caused it to be delivered.

8.   Name(s) and address(es) of the
     individual(s) causing the document
     to be delivered for filing:           DeStefano Edward     R.
                                           -------------------------------------
                                          (Last)    (First)   (Middle)  (Suffix)

                                           5851 San Felipe, Suite 775

                                          --------------------------------------
                             (Street name and number or Post Office information)

                                          Houston,    Texas         77057

                                          --------------------------------------
                                           (City)    (State)   (Postal/Zip Code)

                                          --------------------------------------
                               (Province - if applicable)  (Country - if not US)

(The document need not state the true name and address of more than one individual. However, if you wish to state the name and address of any additional individuals causing the document to be delivered for filing, mark this box and include an attachment stating the name and address of such individuals.)

DISCLAIMER:
This form, and any related instructions, are not intended to provide legal, business or tax advice, and are offered as a public service without representation or warranty. While this form is believed to satisfy minimum legal requirements as of its revision date, compliance with applicable law, as the same may be amended from time to time, remains the responsibility of the user of this form. Questions should be addressed to the user's attorney.

     The Company's Articles of Amendment are hereby amended to authorize two hundred million (200,000,000) shares of common stock, $0.001 par value, and to reauthorize twenty million (20,000,000) shares of preferred stock, $0.001 par value.

     Shares of Preferred Stock of the Company may be issued from time to time in one or more series, each of which shall have such distinctive designation or title as shall be determined by the Board of Directors of the Company ("Board of Directors") prior to the issuance of any shares thereof. Preferred Stock shall have such voting powers, full or limited, or no voting powers, and such preferences and relative, participating, optional or other special rights and such qualifications, limitations or restrictions thereof, as shall be stated in such resolution or resolutions providing for the issue of such class or series of Preferred Stock as may be adopted from time to time by the Board of Directors prior to the issuance of any shares thereof. The number of authorized shares of Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the voting power of all the then outstanding shares of the capital stock of the Company entitled to vote generally in the election of the directors (the "Voting Stock"), voting together as a single class, without a separate vote of the holders of the Preferred Stock, or any series thereof, unless a vote of any such holders is required pursuant to any Preferred Stock Designation.